                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Vineyard National Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
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     (4)  Date Filed:

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
                  V I N E Y A R D   N A T I O N A L   B A N C O R P

                            9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be Held November 13, 1997

         The Annual Meeting of the shareholders of Vineyard National Bancorp, Inc. will be held on Thursday, November 13, 1997 at 4:00 P.M. at Red Hill Country Club, 8358 Red Hill Country Club Drive, Rancho Cucamonga, California 91730, to consider and act upon the following matters:

         1. To elect seven persons to the Board of Directors of the Bancorp to serve until the next Annual Meeting of shareholders and until their successors are elected and have qualified;

         2. To approve termination of the 1987 Incentive Stock Option Plan as extended on October 29, 1996;

         3. To approve the 1997 Incentive Stock Option Plan of Vineyard National Bancorp;

         4. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co. as auditors and as independent accountants for the year ending December 31, 1997;

         5. To transact any other business as may properly come before the meeting and any adjournments of it.

         Shares represented by properly executed proxies solicited by the Board of Directors of the Bancorp will be voted in accordance with the instructions specified in the following statement. It is the intention of the Board of Directors that shares represented by proxies which are not limited to the contrary will be voted in favor of electing the named persons as directors and on other matters as recommended by the Board.

         The Board of Directors has fixed the close of business on September 22, 1997 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment of it.

                                        By Order of the Board of Directors



                                        /S/ SOULE SENSENBACH, SECRETARY

                                        Soule Sensenbach, Secretary

                  V I N E Y A R D   N A T I O N A L   B A N C O R P

                            9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730


                                Proxy Statement

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vineyard National Bancorp ("Bancorp"), a California corporation, to be used in voting at the Annual Meeting of shareholders to be held at 4:00 P.M., Thursday, November 13, 1997 at the Red Hill Country Club, 8358 Red Hill Country Club Drive, Rancho Cucamonga, California 91730 and at any adjournment of such meeting.

Mailing

         It is anticipated that this Proxy Statement and Proxy will be mailed on or about October 3, 1997.

Shareholder Proposals

         Shareholder proposals for inclusion in this proxy statement for the Annual Meeting of shareholders in 1997 must have been received by the Bancorp no later than 5:00 P.M. on May 31, 1997.

         Shareholder proposals to be considered for inclusion in the proxy statement for the Annual Meeting of shareholders in 1998 must be received by the Bancorp no later than 5:00 P.M. on May 31, 1998.

Revocability of Proxy

         A proxy for use at the meeting is enclosed along with a return envelope for your convenience. Any shareholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and chooses to vote in person.

         Unless revoked, all shares represented by a properly executed proxy which is received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for directors set forth herein and if any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of management.

Persons Making the Solicitation

         THIS STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE BANCORP.

         The expense of preparing, assembling, printing, and mailing this proxy statement and the material used in this solicitation of proxies will be borne by the Bancorp. It is contemplated that proxies will be solicited through the mail, but officers and regular employees of the Bancorp and Bank may solicit proxies personally.

Voting Securities and Principal Holders

         Only shareholders of record at the close of business on September 22, 1997 are entitled to receive notice of and to vote at the Annual Meeting of shareholders. There were 1,862,643 shares of the Bancorp's no par value common stock issued and outstanding on September 22, 1997 which was set as the record date for the purpose of determining the shareholders entitled to receive notice and to vote at the meeting.

         Each holder of common stock will be entitled to one (1) vote in person or by proxy for each share of common stock standing in his or her name on the books of the Bancorp as of September 22, 1997, on any matter submitted to the vote of the shareholders.

         In electing directors, the shares are entitled to be voted cumulatively if a candidate's name has been properly placed in nomination prior to the voting and any shareholder present at the meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one (1) nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The seven (7) candidates receiving the highest number of votes will be elected.

         The Board knows of no person who beneficially owns more than five percent (5%) of the outstanding common stock of the Bancorp except as set forth in the following table which reflects information as of the end of the Bancorp's last fiscal year:

   (a)  Security Ownership of Certain Beneficial Owners who are known to the
                              Bancorp (12/31/96)

===========================================================================================================================
  Title of Class                          Name and Address of             Amount and Nature of             Percent of Class
                                           Beneficial Owner                Beneficial Ownership
===========================================================================================================================
        Common Stock                      Frank S. Alvarez                    109,065(1)                         5.86%
                                          1080 West 22nd Street
                                          Upland, CA 91786

        Common Stock                      Charles L. Keagle                   105,120(2)                         5.64%
                                          2533 Vista Drive
                                          Upland, CA 91786


_________________________

(1) 109,065 includes 107,625 shares held by Louis M. Alvarez and Frank S. Alvarez as co-trustees of Manuel Alvarez and Lorenza E. Alvarez trust and 1440 shares held as joint tenants by Frank S. and Encarnacion Alvarez.

(2) 105,120 includes 104,048 shares held by Charles L. Keagle and Linda J. Keagle as their community property; and 1,072 shares held for their children with Charles L. Keagle as custodian, under the California Uniform Gifts to Minors Act.

         (b)  Security Ownership of Management (12/31/96).

===========================================================================================================================
                                                                     Amount and Nature of
  Title of Class                   Name of Beneficial Owner          Beneficial Ownership             Percent of Class
===========================================================================================================================
     Common Stock                        Frank Alvarez (D)                     109,065                       5.86 %
     Common Stock                        Roland Noriega (D)                     28,636(3)                    1.54 %
     Common Stock                        Lester Stroh (D)                       60,750(4)                    3.26 %
     Common Stock                        Joel Ravitz (D)                        42,482(5)                    2.28 %
     Common Stock                        Steven Sensenbach (D,0)                19,453(8)                    1.04 %
     Common Stock                        Jodie D. Smith (D)                     15,000(6)                     .75 %
     Common Stock                        Renny Thomas (D)                        5,700(7)                     .31 %
     Common Stock                        Sara Ahern (O)                              1                   negligible
     Common Stock                        Soule Claude (Sensenbach)                 134                        .01 %
                                         (O)
     Common Stock                        Robert Schoeffler (O)                       2                   negligible

     Directors & Officers of the                                               281,223                      15.09 %
     Bank as a Group(9)

----------------------------

3   Roland Noriega owns 8,640 shares directly and 19,996 as Trustee of the R. &
    F. Noriega Trust.

4 Lester Stroh is the beneficial owner of 60,750 shares held in his account at a stock brokerage firm.

5 Of this total, 19,668 are held by Quincy Cass Associates over which Mr. Ravitz exercises control.

6 Jodie Smith owns 15,000 which are held in his account at a stock brokerage firm.

7 Renny Thomas owns 5,700 of which 4,020 are held in his account at a stock brokerage firm and 600 shares for his son.

8 Steven R. Sensenbach owns 19,453 shares of which 575 are held in street name.

9 Officers including the four named officers, as of December 31, 1996, hold options to purchase 76,420 shares in addition to the above, which will equal 357,643 shares or 19.20% if exercised.


(D) Director

(O) Officer

Election of Directors

         The Board of Directors has set the number of directors of the Bancorp at seven (7) which is within the number authorized by the Bylaws of the Bancorp. The directors who are elected will serve until the next Annual Meeting of shareholders and until their respective successors have been duly elected and qualified.

         Each of the nominees named herein has consented to be named in this proxy statement and has consented to serve as a director if elected. The following table sets forth certain information with respect to those persons who are nominees for election as directors.


-------------------------------------------------------------------------------------------------------------------------
     Name                               Principal Occupation or Position                     Bancorp          Current No.
                                            and Other Directorships                        Director Since     of Shares
                                                                                                              (12/31/96)
-------------------------------------------------------------------------------------------------------------------------
Frank Alvarez, age 62     Certified Public Accountant. Retired from Bowen McBeth, Inc.         1988           109,065
                          CPAs.  He is also on the Board of Directors of Casa Colina
                          Rehabilitation Hospital in Pomona, California.  He has been a
                          Bank Director since 1981.

Roland Noriega, age 56    Sole owner of Merchant's Electric, an electrical contracting         1993            28,636
                          firm in the City of Commerce.  He is also a member of the Board of Directors of PMI, an investment company.  He has been a Bank
                          Director since 1993.

Joel Ravitz, age 52       Chairman of the Board and CEO of Quincy Cass Associates, Inc.,       1988            42,482
                          a Los Angeles based securities broker dealer and a member of
                          National Association of Securities Dealers.  He is a Past
                          President and Director of Therapeutic Living Centers for the
                          Blind, a non-profit corporation and a member of Town Hall of
                          California and the Bond Club of Los Angeles.  He has been a
                          Bank Director since 1983.

Steven R. Sensenbach,     President and Chief Executive Officer of Vineyard National           1988            19,453
age 54                    Bancorp and President and Chief Executive Officer of Vineyard
                          National Bank.  Mr. Sensenbach is a past director of the
                          Federal Reserve Bank of San Francisco, Los Angeles Branch.  He
                          is a member of the Advisory Council for the A. Gary Anderson
                          Graduate School of Management at the University of California,
                          Riverside, was appointed a Fellow of the A. Gary Anderson GSM for 1992-93, and most recently received the Graduate School's first "Outstanding Executive Achievement" award.  He has been a bank director since 1981.

----------------------------------------------------------------------------------------------------------------------------
     Name                         Principal Occupation or Position                          Bancorp             Current No.
                                       and Other Directorships                            Director Since          of Shares
                                                                                                                 (12/31/96)
----------------------------------------------------------------------------------------------------------------------------
Jodie D. Smith, age 55    Co-owner of J & J Enterprises of Ontario specializing in the            1994              15,000
                          manufacturing and sale of stainless steel pickup truck after market accessories.  He is also the owner of J & P Developers, a building and development company.  Mr. Smith is Vice
                          President of Strait Sound, Inc., a company dealing with land planning and building in the State of Washington.  He has been a Bank Director since 1994.

Lester Stroh, age 79      Chairman of the Board of Vineyard National Bancorp.  He is a            1988              60,750
                          licensed physician and retired Chairman of the Department of
                          Allergy at Southern California Permanente Medical Group, Kaiser
                          Foundation Hospital, Fontana, California.  He has been a Bank
                          Director since 1981.

Renny Thomas, age 59      Executive Vice President and managing underwriter of CAL/GROUP          1993               5,700
                          Dentafits, a dental, vision and prescription insurance and stop/loss reinsurance facility.  He is a Past President and
                          Director of Mass Marketing Insurance Institute.  He is also a
                          Director of the Eye Care Network/Medical Eye Services.  He has
                          been a Bank Director since 1993.


Identification and Business Experience of Executive Officers of Vineyard National Bank

                 1. Steven R. Sensenbach, age 54, is President and Chief Executive Officer of Vineyard National Bancorp and President and Chief Executive Officer of Vineyard National Bank. Mr. Sensenbach is a past director of the Federal Reserve Bank of San Francisco, Los Angeles Branch. He is a member of the Advisory Council for the A. Gary Anderson Graduate School of Management at the University of California, Riverside, was appointed a Fellow of the A. Gary Anderson GSM for 1992-93, and most recently received the Graduate School's first "Outstanding Executive Achievement" award.

                 2. Robert Schoeffler, age 49, is the Executive Vice President/Senior Credit Administrator of the Bank and has served in this capacity since January, 1993. Mr. Schoeffler joined Vineyard National Bank in April, 1991 as Vice President/Manager of the Rancho Cucamonga branch and then became Senior Vice President/Commercial Lending before his current position. Before joining Vineyard National Bank Mr. Schoeffler worked in executive positions with other independent banks.

                 3. Soule Sensenbach, age 43, is presently the Corporate Secretary of Vineyard National Bancorp, holding this position since October, 1992. Mrs. Sensenbach joined Vineyard National Bank in 1988 as Administrative Assistant to the President/CEO and is currently Executive Vice President/Chief Financial Officer of the bank.

                 4. Sara F. Ahern, age 42, is the Senior Vice President and Cashier of Vineyard National Bank and has held this position since June, 1995. Mrs. Ahern joined Vineyard National Bank in June, 1993, as Vice President/Director of Operations and currently is its Senior Vice
President/Cashier and Director of Operations.

         All of the above officers hold office at the pleasure of the Board of Directors.

Loans to Directors and Officers

         In the ordinary course of business the Bank has granted loans to certain directors and officers and the companies in which they are associated. Loans were made under the terms which are consistent with the Bank's normal lending policies. The following is information concerning the indebtedness of management in amounts exceeding $60,000 as of December 31, 1996, the end of the fiscal year.

----------------------------------------------------------------------------------------------------------------------
         Name       Relationship to       Type of                Amount of           Interest Rate       Balance as of
                    Bancorp or Bank       Transaction            Transaction         Paid or             12/31/96
                                                                                     Charged
----------------------------------------------------------------------------------------------------------------------
Frank Alvarez       Director              Personal
                                          Reserve Line           $  6,300             18.00%             $   465
                                          Loan to
                                          Cucamonga              $150,000              8.5 %             $146,082
                                          Investors
                                          (commercial
                                          real estate
                                          loan)

Marc Alvarez        Director's son        Installment            $ 11,100              7.25%             $  5,270
                                          Loan

Louis Alvarez       Director's son        Installment            $ 26,150              7.49%             $ 23,977
                                          Loan

Roland Noriega      Director              Commercial Loan
                                                                 $125,000              8.75%             $ 20,747
                                          Personal
                                          Reserve Line           $ 10,000             18.00%             $    0
                                          Commercial Loan
                                          (Barclay Ltd)
                                                                 $800,000             10.0 %             $778,313
                                          Installment
                                          Loan                   $ 25,504              7.49%             $ 23,689
                                          Installment
                                          Loan                   $ 25,297              7.49%             $ 23,496
                                          Installment
                                          Loan                   $ 25,512              7.49%             $ 23,696
                                          Installment
                                          Loan                   $ 25,484              7.49%             $ 23,670
                                          Installment
                                          Loan                   $ 23,483              7.49%             $ 23,689

-----------------------------------------------------------------------------------------------------------------
     Name         Relationship to      Type of                Amount of           Interest Rate     Balance as of
                  Bancorp or Bank      Transaction            Transaction         Paid or           12/31/96
                                                                                  Charged
-----------------------------------------------------------------------------------------------------------------

Joel Ravitz       Director             Commercial Loan
                                                              $ 23,000              11.50%          $     0
                                       Commercial Loan
                                                              $ 80,000              11.50%          $ 48,000

                                       Personal
                                       Reserve Line           $ 15,000              18.00%          $ 11,588
                                       Personal
                                       Reserve Line           $ 25,000              18.00%          $ 23,720

                                       Commercial Loan
                                                              $ 17,583              10.5 %          $ 17,583
                                       Commercial Loan
                                                              $ 19,650              15.5 %          $ 17,665

Steven R.         Director/Officer     401(e) Loan            $ 95,000               7.00(10)       $ 95,000
Sensenbach
                                       Personal
                                       Reserve Line           $  4,000              18.00%          $     0

Jodie D. Smith    Director             Personal
                                       Reserve Line           $    500              18.00%          $     0

Renny Smith       Director             Personal
                                       Reserve Line           $ 20,000              18.00%          $     0
                                       Personal
                                       Reserve Line           $  5,000              18.00%          $    185
                                       Commercial Loan
                                                              $ 45,000             11.377%          $ 45,000
                                       Commercial Loan
                                                              $ 55,000             13.5  %          $ 55,000
                                       Commercial Loan
                                                              $ 53,000              9.0  %          $  3,903
                                       Real Estate
                                       Loan                   $183,200              7.625%          $179,864
----------------------

(10) Fully secured by Mr. Sensenbach's Deferred Compensation Plan.

Committees of the Board of Directors

         The Bank, which is a subsidiary of the Bancorp, has a standing Audit Committee which has met quarterly during the previous fiscal year. The members of the Audit Committee are Frank Alvarez, Roland Noriega and Lester Stroh. The function of this Committee is to monitor the Bank's financial operations, receive reports from the Bank's independent certified public accountants, and to select outside auditors and accountants when necessary. Neither the Bancorp nor the Bank has a nominating committee or a compensation committee of the Board of Directors.

Meetings of the Board of Directors.

         The total number of meetings of the Board of Directors of the Bancorp including regularly scheduled and special meetings during the last full fiscal year was 12. In addition, the Board of Directors of the Bank had 16 regularly scheduled and special meetings. No director during the last full fiscal year attended fewer than ninety-three percent (93%) of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which that director served.


                          EXECUTIVE COMPENSATION TABLE

         The following table sets forth compensation information for the executive officers of the Bank, which is the sole subsidiary of the Bancorp, for the last three (3) year period ending December 31, 1996 for those executive officers with compensation in excess of sixty thousand dollars ($60,000) a year.

                                                                         Long Term
                                 Annual Compensation                     Compensation
Name and
Principal Position               Year    Salary           Bonus          Stock Options (#)
------------------               ----    ------           -----          -----------------
Steven R. Sensenbach             1996    $200,000           -0-                54,533
President/Chief Executive        1995    $200,000         $89,764              54,533(11)(12)
Officer/Director                 1994    $200,000           -0-                40,500

Robert Schoeffler                1996    $ 84,000         $ 1,000               1,440
Executive Vice President         1995    $ 72,000           -0-                 1,440(12)
                                 1994    $ 96,100         $ -0-00               1,200



Termination of Employment and Change of Control Arrangement

         At any time during the term of Mr. Sensenbach's employment agreement, the Board of Directors may terminate his employment with or without cause. However, if the termination is without cause, then Mr. Sensenbach is entitled to severance pay equal to one year's salary or if the remaining term is less than one year, the amount will be prorated.


-----------------------

(11) The number of options increased because Mr. Sensenbach received 5,000 options per his employment contract. The 1995 number reflects the 6 for 5 stock split of August 31, 1995.

(12) August 31, 1995 the 6 for 5 split is reflected.

Approval of the Termination of the 1987 Plan and Approval of the 1997 Incentive Stock Option Plan of Vineyard National Bancorp

         The Board of Directors recommends voting as follows:

         1. To approve termination of the 1987 Incentive Stock Option Plan as extended on October 29, 1996; and

         2. To approve the 1997 Incentive Stock Option Plan of Vineyard National Bancorp.

         This recommendation and the anticipated shareholder approval are subject to obtaining the consent of the appropriate regulatory agencies, if required by law. Accordingly, proxies given to mangement will be voted in favor of items one and two above. A summary of the 1997 Plan follows:

                                  Introduction

         The existing stock option plan was approved by the shareholders in 1987 for a term of ten (10) years (the "Plan"). Therefore, the Plan was originally scheduled to terminate on September 30, 1997. At the Shareholders' meeting of October 29, 1996, the shareholders voted to extend the term of Plan for an additional ten years from the date of the Shareholders' meeting to about October 28, 2006. The purpose of the Plan is to strengthen Vineyard National Bancorp by providing incentive stock options as a means of retaining and attracting key employees and certain officers in today's competitive market. Accordingly, the Board believes it is in the best interest of the corporation to include Directors of Vineyard National Bancorp in the eligible class under the Plan.

         Subject to approval by the holders of the majority of the outstanding shares of the Bancorp entitled to vote, the Bancorp's Board has approved a resolution including the Directors as participants in the Plan. In addition, the Board has approved a resolution authorizing the 1997 Plan to include 200,000 shares of the Bancorp's authorized but unissued common stock to be combined with the 53,31613 shares which remain under the 1987 Plan. The aggregate amount of stock to be delivered upon the exercise of all options under the Plan shall not exceed 253,316.

         The Plan provides for granting of options to purchase shares of the Bancorp's common stock at an option price per share which is not less than one hundred percent (100%) of the fair market value of the stock at the time the option is granted.

         As of December 31, 1996 the aggregate number of shares available to be issued pursuant to options granted under the 1987 Plan was 53,316 shares of the common stock of the corporation after making adjustments for stock splits. By adding the additional options for 200,000 more shares of stock, the aggregate number of shares available to be issued under the 1997 Plan is 253,316. If all options subject to grant under the Plan are granted and the options are exercised to purchase stock, the shares of stock so issued would constitute no more than about 13.6% of the Bancorp's outstanding common stock. Increasing the number of shares available for granting in the 1997 Plan will give the Stock Option Committee more flexibility in offering options.

                              Summary of the Plan

         The Plan shall be administered by a committee appointed by the Board of Directors. Only full-time salaried officers, full-time salaried employees, or Directors of the Bancorp and/or the Bank are eligible for participation in the Plan. No member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided under applicable law.

         The purchase price of stock subject to each option shall be not less than one hundred percent (100%) of the fair market value (determined by the Board under any reasonable valuation method) of the stock at the time the option is granted. However, for an individual

-----------------------

(13) As of December 31, 1996, there were 53,316 available for granting per the Annual Report who owns more than ten percent (10%) of the outstanding stock of the Bancorp, the option price is to be 110% of the fair market value on the date of grant. Options shall be exercisable in such installments and upon other conditions as the Stock Option Committee shall determine. Options will expire on a date as the Board of Directors may determine, but not later than ten (10) years from date of grant. However, for the individual who owns more than ten percent (10%) of the outstanding stock of the Bancorp, the option(s) will not be exercisable more than five (5) years from the date of granting.

         Each person, not including directors, to whom an option is granted must agree at the request of the Bancorp and/or Bank to remain in the continuous employ of the Bancorp and/or Bank following the date of the granting of the option for a period of not less than two (2) years. In addition, to be eligible to exercise the option and purchase stock, the option holder must be an employee of the Bank and/or Bancorp for the entire time from the date of granting of the option until three months before the date of exercise. This period varies in the event of disability or death.

         Options under the plan shall not be assignable by the optionee during the optionee's lifetime. In the event of the death of the optionee, the option may be exercised within one (1) year after the date of the death by the person or persons to whom his or her rights under the option shall have passed by will or by the laws of descent and distribution. If an optionee's employment with the Bancorp and/or Bank ceases for any reason other than the optionee's death or discharge for cause, his or her option shall expire not later than thirty
(30) days thereafter. During this thirty (30) day period, the option is exercisable only as to those installments, if any, which had accrued as of the date the optionee ceased to be employed by the Bank and/or Bancorp. If an optionee's employment by the Bank and/or Bancorp is terminated for cause, his or her option shall expire concurrently with the discharge for cause.

         If the outstanding shares of the stock of the corporation are increased, decreased or changed into or exchanged for a different number of kind of shares or securities of the corporation through reorganization, merger, recapitalization, reclassification, stock split, stock dividends, stock consolidation or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares to which options may be granted. A corresponding adjustment in the exercise price per share allocated to unexercised options or portions thereof will be granted prior to such change.

         Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more other corporations where the Corporation is not the surviving corporation, or upon a sale of substantially all the property of the Corporation to another corporation or association, this Plan shall terminate, and any options granted under it shall terminate, unless other provisions are made by the Board of Directors in connection with the transaction.

         The Board of Directors shall have the right of first refusal to purchase any shares of stock of an optionee who desires to sell or transfer his or her shares which were purchased as a result of any option granted. The price shall be at the then current fair market value of the shares as determined by the Board of Directors.

         The Board of Directors of the Bancorp reserves the right to suspend, amend, or terminate the Plan and, with the consent of the optionee, make any modifications to the terms and conditions of each option as it deems advisable, with certain exceptions which may be amended only with the consent of a majority of the outstanding shareholders.

         Options to be granted under the Plan are intended to be incentive stock options as defined in Section 422 and other applicable sections of the Internal Revenue Code.

         This description is intended to highlight and summarize the principal terms of the Plan. For further information, shareholders are referred to the copy of the Plan which is available for inspection at the Bank.

         The 1987 Plan as extended will be terminated and the 1997 Plan shall become effective when approved by the holders of a majority of the outstanding shares of common stock of the Bancorp entitled to vote, subject to obtaining the consent of the appropriate regulatory agencies if required by law. By approving the 1997 Incentive Stock Option Plan, the shareholders authorize the officers and directors to execute and file documents and to do acts required of them to carry out and perform the new Plan.

                    AGGREGATED OPTION EXERCISES DURING 1996
                     AND OPTION VALUES AT DECEMBER 31, 1996



---------------------------------------------------------------------------------------------------------------------------------
                                                                   Number of Unexercised             Value of Unexercised
                       Shares Acquired                                Options at 12/31/96 (#)           In-the-Money Options
Name                   on Exercise (#)     Value Realized ($)   Exercisable/Unexercisable                  at 12/31/96
                                                                                                        Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
Steven R.                    0                    None              54,533 (48,544 at $2.92)(14)     Option price is not less
Sensenbach                                                                 (600 at $2.60)            than fair market value on
                                                                                                     the date of granting of
                                                                                                     the option.(15)
Robert Schoeffler            0                    None               1,400 ( 1,400 at $6.25)

Sara Ahern                   0                    None                          -0-

Soule Sensenbach             0                    None               1,869 ( 1,869 at $2.92)


Deferred Compensation
---------------------

         During 1987, the Bank established a non-qualified, unfunded deferred compensation plan for certain key management personnel and non employee directors whereby they may defer compensation which will then provide for certain payments upon retirement, death or disability. The plan provides for payments for fifteen years commencing upon retirement, death or disability. The plan provides for reduced benefits upon early retirement, disability or termination of employment.

         Effective September 1, 1990 the Bank adopted a new deferred compensation plan with similar provisions of the 1987 plan except that the Bank may make matching contributions of 25(16) of titled officers' deferrals up to a maximum of 10% and 50%(17) of senior vice president and above officers' deferrals to a maximum of 10% of participants' annual salary. The Bank's contribution, in the aggregate, for all Participants shall not exceed 4% of compensation of all Bank employees. Each Participant contributes a minimum of $1,000 annually to the plan. The deferred compensation expense was $84,535 ($66,815 net of income tax); $138,833 ($81,911 net of income tax); and $107,057
($81,214 net of income tax); for the years ended December 31, 1996, 1995 and 1994, respectively. This information is not included in the prior table.

Defined Contribution Plan

         Effective August 1, 1990, the Bank established a qualified defined contribution plan (401(k) Retirement Savings Plan) for all eligible employees. Employees contribute from 1% to 15(18) of their compensation with a maximum of $9,500(19) annually. The Bank's contributions to the plan are based upon an amount equal to 25%(20) of each participant's eligible contribution for the plan year not to exceed 1% of the employee's compensation. The Bank's matching contribution will become vested at 20% per year with full vesting after five years. The expense was $14,862 ($11,747 net of income tax); $36,070 ($21,281 net of income taxes); and $34,533 ($26,197 net of income tax) for the years ended December 31, 1996, 1995, and 1994, respectively. This information is not included in the prior table.

-----------------------
(14) On January 20, 1994, the Board of Directors elected to cancel existing stock options, at the holders request, and reissue new stock options at a price of $3.50 per share, ($2.92 after giving retroactive effect for the six for five stock split).
(15) The price of Bancorp's common stock as of December, 1995 ranged from a low of $2.60 to a high of $3.88 (See Annual Report).
(16) Reduced from 50% to 25% on June 30, 1995.
(17) Reduced from 100% to 50% on June 30, 1995.
(18) Increased from 12% to 15% on June 30, 1995.
(19) Increased from $9,240 to $9,500 based on IRS ruling.
(20) Reduced from 50% to 25% on June 30, 1995.

Compensation of Directors

                 Members of the Board of Directors were paid compensation worth $750.00 for monthly meetings of the Bank. No additional payments have been made to the Directors for attending meetings of the Bancorp. Directors who were members of special committees were paid $300.00 per meeting for attending those committee meetings.

Independent Accountants

         Vavrinek, Trine, Day and Company has served as the Bancorp's independent accountants since their appointment from the inception of the Bancorp. The Board of Directors has selected Vavrinek, Trine, Day and Company ("VTD") as the Bancorp's independent accountants for the year ending December 31, 1997. Ron White, who will be representing VTD, will be present at the meeting to respond to questions and will have an opportunity to make a statement if he desires to do so.

         Audit services of VTD for 1996 included the examination of the consolidated financial statements, services related to filings with the Securities and Exchange Commission, and the performance of limited reviews of the Bancorp's quarterly unaudited financial information.

         The Bancorp's Board of Directors recommends a vote FOR the proposal to ratify the selection of Vavrinek, Trine, Day and Company as the Bancorp's independent accountants for the year ending December 31, 1997.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers and persons owning more than 10 percent of a registered class of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").

         Based on a review of copies of forms furnished to the Company or a representation that no reports were required, the Company believes that there was compliance with this requirement.

Attorneys

         Buxbaum & Chakmak, a law corporation, of Claremont and Newport Beach, California has been appointed as the general counsel for the Bank and Bancorp.


Financial Information and Incorporation by Reference

         The 1996 Annual Report to shareholders of Vineyard National Bancorp for Vineyard National Bank, the wholly owned subsidiary of the Bancorp, for the year ended December 31, 1996, including the financial statements and related statements of income attached as part of those financial statements prepared in conformity with generally accepted accounting principles has previously been furnished to shareholders. The information from the Annual Report is incorporated herein by reference.

         WITHOUT CHARGE TO ANY SHAREHOLDER, THE BANCORP WILL PROVIDE A COPY OF ITS 1996 ANNUAL REPORT UPON THE WRITTEN REQUEST OF THE SHAREHOLDER. IN ADDITION, A SHAREHOLDER MAY REQUEST FROM THE BANCORP WITHOUT CHARGE A COPY OF THE FORM 10-K STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ATTACHED EXHIBITS ARE LENGTHY SO COPIES OF THE EXHIBITS WILL BE PROVIDED ONLY UPON PAYMENT OF COPYING COSTS. THE REQUEST SHOULD BE DIRECTED TO SOULE SENSENBACH, SECRETARY OF VINEYARD NATIONAL BANCORP, POST OFFICE BOX 727, RANCHO CUCAMONGA, CALIFORNIA 91729.

Other Matters

         The Board of Directors knows of no other matters to be presented to the meeting other than those set forth above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated:   9/30/97
      ---------------------------          Vineyard National Bancorp





                                           ------------------------------------
                                           Soule Sensenbach, Secretary


                                    IMPORTANT

         EVEN THOUGH YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS URGENTLY REQUESTED THAT WHETHER YOUR SHAREHOLDINGS ARE LARGE OR SMALL, YOU PROMPTLY FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. THIS WILL SAVE THE COMPANY THE EXPENSE OF FOLLOW-UP NOTICES.

                                                  VINEYARD NATIONAL BANCORP PROXY
                                          9590 Foothill Blvd., Rancho Cucamonga, CA 91730

                               THIS PROXY IS SOLICITED ON BEHALF OF THE BANCORP'S BOARD OF DIRECTORS.


        The undersigned appoints Lester Stroh and Frank S. Alvarez, or either of them, as proxies with full power of substitution, to vote and act with respect to all shares of Vineyard National Bancorp held of record September 22, 1997, at the Annual Meeting of the shareholders on November 13, 1997 or any adjournment, including all powers the undersigned would possess if personally present, as follows:


[ ] Authorize to vote     [ ] Withhold authority      1 To elect as a group the seven (7) persons nominated to the Board of
    for the nominees          to vote for the           Directors to serve until the next annual meeting of shareholders as
    as a group                nominees as a group       proposed by management in the Proxy Statement OR if you choose to withhold or not grant authority to vote for the nominees as a group, you may indicate next to the name of each nominee below whether you would grant or withhold authority to vote for the individual nominee.

[ ] FOR                   [ ] AGAINST                 2 To approve termination of the 1987 Incentive Stock Option as extended on October 29, 1996.

[ ] FOR                   [ ] AGAINST                 3 To approve the 1997 Incentive Stock Option Plan of Vineyard National
                                                        Bancorp.

[ ] FOR                   [ ] AGAINST                 4 To ratify the appointment of the accounting firm of Vavrinck, Trine,
                                                        Day & Co. as auditors and as independent accountants for the year ending December 31, 1997.

                                                      Authorize to vote    Withhold authority to vote
                                                      for this nominee     vote for this nominee

                                                            [ ]                     [ ]                 Frank Alvarez
                                                            [ ]                     [ ]                 Roland Noriega
                                                            [ ]                     [ ]                 Joel Ravitz
                                                            [ ]                     [ ]                 Steven Sensenbach
                                                            [ ]                     [ ]                 Jodie D. Smith
                                                            [ ]                     [ ]                 Lester Stroh
                                                            [ ]                     [ ]                 Renny Thomas

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

-----------------------------------------------------------------------------------------------------------------------------------

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).  If no direction is made, this proxy will be voted for the seven (7) nominees for the Board of Directors, approval of the termination of the 1987 Incentive Stock Option Plan as extended on 10-29-96, approval of the 1997 Incentive Stock Option Plan of Vineyard National
Bancorp and for the ratification of the accounting firm.

If any other business is presented at the meeting, this Proxy shall be voted in accordance with recommendations of the Board of
Directors.

        When signing as an attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. When shares are held by joint tenants, both should sign.


Dated: _________________________________, 1997                ______________________________________________________________
                                                              (Signature of Shareholder)

Number of Shares: ____________________________                ______________________________________________________________
                                                              (Please print name)

                                                              ______________________________________________________________
                                                              (Signature of Shareholder)

                                                              ______________________________________________________________
                                                              (Please print name)

I (We) ____________ plan to attend the Annual Meeting of the shareholders.
         (number)

                                                      IMPORTANT - PLEASE SIGN